UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-3087
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period:  October 31, 2023

Item 1. Reports to Stockholders.

(a)

Hardman Johnston
International Growth Fund

Retail Shares  HJIRX
Institutional Shares  HJIGX

Annual Report
October 31, 2023

Hardman Johnston International Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	8
Sector Allocation	9
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Expense Example	30
Notice to Shareholders	32
Trustees and Officers	33
Notice of Privacy Policy & Practices	36

Hardman Johnston International Growth Fund
LETTER TO SHAREHOLDERS

Dear Shareholders,

Since the Hardman Johnston International Growth Fund (“the Fund”), formerly Marmont Redwood International Equity Fund, inception date on February 14, 2018, the Fund generated an annualized return of 1.01% (Institutional Shares) for the period ending October 31, 2023. This performance compared to the annualized return of 1.00% for its benchmark, the MSCI AC World ex-USA Index (USD) for the same period. For the 12-month period ending October 31, 2023, the Fund generated a return of 13.50% (Institutional Shares). During the same 12-month period, the MSCI AC World ex-USA Index (USD) generated a 12.07% return. Hardman Johnston Global Advisors LLC became the sub-advisor to this fund on January 1, 2020.

Cooling inflation data and the declining risk of a hard landing across developed markets pushed equity prices higher over the past year. These dynamics pushed bond yields to new cycle highs in the US and Europe, with Japan also taking steps to relax its flexible yield curve control policy. In the Emerging Markets, China was a difficult place to invest because of a slower than expected economic reopening post-COVID and geopolitical tensions with the West.

While we are always monitoring macro events and their impacts on our portfolio holdings, we are not top-down investors. Our investment decisions are based on in-depth bottom-up fundamental analysis of individual stocks. For the 12-month period ending October 31, 2023, Energy and Industrials were the largest sector contributors relative to the MSCI AC World ex-USA Index, while Information Technology and Health Care were the largest detractors. Regionally, the United Kingdom was the largest contributor and Japan was the largest detractor relative to the benchmark.

During the same 12-month period ending October 31, 2023, the top five portfolio contributors for the Fund were: TechnipFMC plc, Safran SA, Melco Resorts & Entertainment Ltd., Prosus N.V., and Wuxi Biologics (Cayman) Inc.

TechnipFMC plc performed strongly on the back of a strong rebound in oil prices, given resilient demand amidst production cuts from OPEC and Russia. The company outlined a positive long-term order outlook, largely from national oil companies committing to multi-year investment programs given past underinvestment. Higher pricing and a stronger top-line should help the company surpass prior margin peaks as well. Safran SA outperformed given continued strong aftermarket trends, along with steady demand for OEM engines. Ongoing solid execution has led management to raise earnings guidance and announce new share repurchases. Additionally, recent quality issues with the competing GTF engine should be supportive of Safran’s narrowbody market share longer-term. Melco Resorts & Entertainment Ltd. benefitted from China reopening from COVID lockdowns, which allowed more visitors into the entertainment hub, Macau. Melco has been opening new properties and is continuing to grind back to pre-COVID visitation and gross gaming revenue levels. Melco has also been seeing good

Hardman Johnston International Growth Fund

traction in other locations, such as the Philippines. Prosus N.V. reported solid results and made material progress towards achieving EBITDA profitability in its e-commerce segment by FY2025, or perhaps sooner. The company also announced a simplified structure that eliminates the complex cross holding with its parent Naspers and allows their buyback to continue unimpeded. Both will help to narrow the discount to Prosus’ underlying value. Wuxi Biologics (Cayman) Inc. performed strongly in late 2022 after being removed from the US Department of Commerce’s Unverified List once inspections were allowed after post-COVID lockdowns. More recently, the company performed well as it added more projects than anticipated, indicating continued wins. Additionally, there are indications of biopharmaceutical funding moving off of trough conditions and a normalization of order patterns. Each of the above-mentioned positions remain in the Fund as of the end of the reported period.

During the same 12-month period, the top five Fund detractors were: Genmab A/S, Nordic Semiconductor ASA, Sea Limited, Meituan, and Atlassian Corp.

Genmab A/S underperformed after a strong 2022 as the current year has been a transitional period in which the company is launching their next blockbuster commercial product and advancing their pipeline further. Genmab’s expenses increased due to the commercial launch of a new large B-cell lymphoma drug, Epkinly which is seeing strong initial uptake. In addition, their blockbuster multiple myeloma drug, Darzalex, continues to grow well and generate cash to fuel their pipeline even as new generation “super” Darzalex is in late-stage trials which will effectively extend the patent. The outcome of those trials provides a bit of uncertainty , however, which may be holding the stock back. Nordic Semiconductor ASA disappointed as high levels of industry inventory led to depressed new orders and some cancelations of its Bluetooth Low Energy devices, leading to the first quarter of annual declines in the company’s key product segment in over 4 years. The weakness in the broader market was felt by both small customers and large ones, such as Apple reducing demand and adjusting inventory for iPhone accessories like Air Tags. Despite near-term weakness, Nordic Semiconductor continues to demonstrate market leadership in secularly growing business channels. Sea Limited struggled as increased competition led to an earnings miss and an abrupt strategy change to accelerate spending to capture market share. Management’s change in strategy will likely lead to losses for the next several quarters in a prioritization of growth over profitability leading us to liquidate the position. Meituan has been facing competitive pressure from Douyin (China’s TikTok) gaining share in the In-Store segment. Management has had to respond by raising spending to keep market share which has worked. Nevertheless, it also resulted in the company lowering guidance. However, other areas of Meituan’s business, such as Food Delivery and Travel, have continued to perform strongly, and there remains a long runway for growth across business channels. Atlassian Corp came under pressure as the weak macro environment created headwinds to revenue growth due primarily to lower seat count expansion, as customers reduced headcounts or

Hardman Johnston International Growth Fund

froze hiring along with slower free-to-paid conversion, a sign that new customers were delaying expansion to manage their budget. Since mid-May, this trend has been reversing with the stock rallying on surpassed expectations for Cloud revenue growth and company-level margin targets. With the exception of Sea Limited which was sold during the period, the other detractors remain in the Fund as of the end of the reported period.

At the end of the period, the Fund held 28 stocks across various international regions and sectors. Relative to the benchmark, the Fund carried an overweight to Europe and the UK, and a relative underweight to the Emerging Markets and Japan. Relative sector exposure to the benchmark, the Fund was overweight to consumer discretionary and health care, and a relative underweight to financials and consumer staples.

OUTLOOK

Markets appear to have caught up with the tone emanating from central banks. In most countries, monetary policymakers are winning the battle against inflation, meaning that interest rates are at, or very close to, their expected peak. However, the Federal Reserve’s message of “higher for longer” has dampened sentiment that had held up remarkably well through the first half of 2023.

Although shares have traded off during the 3rd quarter of 2023, particularly for longer duration stocks, it is likely that there will be increased volatility as the implications of a new interest rate paradigm play out. Inflation is down, not out, so how long rates remain elevated is uncertain. Economic analysts continue to oscillate between expectations of a “soft landing” and a recession. With the economy on a knife’s edge, few can deny that monetary policy error is a sizable risk. As Fed Chair Jerome Powell said in his Jackson Hole speech, “As is often the case, we are navigating by the stars under cloudy skies.”

We expect the US and major developed markets to experience a slowdown, and something that certainly feels like recession. The data shows that Europe is already well on its way there. Having emerged from a shallow recession in the second quarter, Germany’s Bundesbank is indicating that GDP was negative again in the third quarter, while the broader Eurozone is also on the cusp of a downturn.

Higher interest rates will make it more expensive for companies to fund investment and many will become more conservative about spending. With little let up in margin pressure, businesses will be less likely to hold onto low-productivity workers, which could result in higher unemployment. Public sentiment has clearly weakened with more consumers expecting recession, according to The Conference Board’s consumer confidence index. Credit card and auto loan delinquency is on the rise, while higher-income workers that saved through COVID may have exhausted reserves and appetite to spend. Add volatile oil prices into the mix, up more than 25% over the period, but down sharply since quarter end, and there are many places to look for the next shoe to drop. Analysts are forecasting a 12.2% year-over-year increase in S&P 500 earnings in 2024 which, in light of the growing pressures, appears optimistic.

Hardman Johnston International Growth Fund

The macro outlook may sound gloomy, but volatile markets create opportunities for active investors. There are a growing number of solid businesses with double-digit earnings growth that are trading at single-digit multiples. Our role is not only to identify companies with strong fundamentals and long-term growth prospects, but also to determine attractive entry points that can make a meaningful difference to performance and returns.

It is also important to remember that not all markets are in same the place. While some may be disappointed that China is not deploying expansive stimulus to fire up its recovery, the country’s targeted measures are nonetheless out of sync with much of the rest of the world. There is positive momentum in manufacturing and the consumer is recovering steadily, yet China is also on a somewhat different path now with a focus on higher-quality growth and greater self-sufficiency.

Diplomatic relations with the US remain uncomfortable and cast another cloud over the market. However, there are bright spots where companies can break through. Wuxi Biologics is a leading contract development and manufacturing organization that has a global footprint, including the US, which will continue to benefit from development and demand for vaccines. More broadly, Chinese stocks are trading at around 10x earnings, marking one of the widest discounts to the US in the last 20 years. There are undoubted challenges and potential risks, but we see good medium-term prospects and find it hard to argue against the positive risk-reward skew of many stocks with solid fundamentals.

China is not the only country charting a different course. Japan stands out in 2023 for its policy stance and market performance. In the face of rising inflation, the Bank of Japan has maintained negative interest rates, although recent adjustments to yield curve control measures may signal an end to ultra-accommodative policy, perhaps as early as next year. Dollar strength and further softness in the yen may accelerate its move. As an outward-looking economy, Japan’s export-oriented companies face increased pressure in a slowing global economy, even if the yen can continue to be a tailwind. However, there are opportunities, including domestically focused spaces such as insurance, which should benefit from the rise in global bond yields and hence returns.

The bigger story around bond yields is not one that investors can easily ignore. After 15 years of ultra-low rates, the days of TINA, “there is no alternative,” may be over. Yet equities cannot be written off. Growth will be highly sought after in a weakening economic environment. Near-term earnings might be challenging, but we are optimistic about the outlook for our holdings over the coming three-to-five years, as well as the opportunity to research and identify new additions to our portfolio.

Hardman Johnston International Growth Fund

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Fund holdings and/or sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual fund investing involves risk, including the loss of principal. Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. These risks are greater in emerging markets.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-U.S.) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI). It is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex U.S. includes both developed and emerging markets.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Hardman Johnston International Growth Fund is distributed by Quasar Distributions, LLC.

You cannot invest directly into an index.

Hardman Johnston International Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $100,000 Investment
in the Hardman Johnston International Growth Fund – Institutional Shares and
MSCI AC World ex-USA Net (USD)

Average Annual Total Return				Since Inception
Periods Ended October 31, 2023:	1 Year	3 Year	5 Year	(2/14/2018)
Hardman Johnston International Growth Fund –
Institutional Shares	13.50%	(3.35)%	2.97%	1.01%
Retail Shares(1)	13.34%	(3.60)%	2.91%	0.93%
MSCI AC World ex-USA Net (USD)	12.07%	3.03%	3.46%	1.00%

Expense Ratios*:	Gross 1.74%; Net 1.00% (Institutional Shares);
Gross 1.99%; Net 1.25% (Retail Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-833-627-6668.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Institutional Shares of the Fund February 14, 2018. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through February 28, 2025. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)
The inception date of the Retail Shares is September 17, 2018. Performance shown prior to the inception of the Retail Shares reflects the performance of the Institutional Shares and does not include expenses applicable to the Retail Shares, and are higher than, those of the Institutional Shares. The actual annualized performance during the period September 17, 2018 (Retail Share inception) through October 31, 2023 was 0.45% (annualized).

*	The expense ratios presented are from the most recent prospectus.

Hardman Johnston International Growth Fund
SECTOR ALLOCATION OF PORTFOLIO ASSETS
at October 31, 2023 (Unaudited)

COUNTRY ALLOCATION OF PORTFOLIO ASSETS
at October 31, 2023 (Unaudited)

United Kingdom	15.6%
Netherlands	12.2%
China	11.4%
Germany	10.9%
France	8.2%
Japan	7.7%
Brazil	4.8%
Taiwan	3.9%
Denmark	3.9%
Hong Kong	3.4%
India	2.6%
Italy	2.5%
Spain	2.5%
Ireland	2.4%
United States	2.2%
Norway	1.5%
Short-Term Investments and Other	4.3%

Percentages represent market value as a percentage of net assets.

Hardman Johnston International Growth Fund
SCHEDULE OF INVESTMENTS
at October 31, 2023

	Number of
COMMON STOCKS – 95.7%	Shares	Value
Communication Services – 5.5%
Deutsche Telekom AG	117,990	$2,560,816

Consumer Discretionary – 23.8%
Alibaba Group Holding Ltd. – ADR (a)	18,100	1,493,974
Aptiv PLC (a)	18,325	1,597,940
LVMH Moet Hennessy Louis Vuitton SE	1,476	1,056,714
Meituan (a)	112,000	1,587,602
Melco Resorts & Entertainment Ltd. – ADR (a)	117,000	987,480
MercadoLibre, Inc. (a)	1,813	2,249,462
Prosus NV (a)	77,179	2,158,356
		11,131,528
Energy – 5.0%
TechnipFMC PLC	108,120	2,326,742

Financials – 13.5%
AIA Group Ltd.	184,560	1,602,684
Dai-ichi Life Holdings, Inc.	58,100	1,227,364
ICICI Bank Ltd. – ADR	55,400	1,229,326
Standard Chartered PLC	135,630	1,039,922
T&D Holdings, Inc.	69,400	1,238,042
		6,337,338
Health Care – 16.3%
Alkermes PLC (a)	46,680	1,129,189
AstraZeneca PLC	18,710	2,342,564
Genmab AS (a)	6,460	1,826,132
Grifols SA (a)	104,380	1,171,280
Wuxi Biologics Cayman, Inc. (a)	185,670	1,154,448
		7,623,613
Industrials – 21.4%
Airbus SE	18,015	2,415,384
Daifuku Co. Ltd.	68,975	1,139,667
Prysmian SpA	31,965	1,196,994
Rheinmetall AG	8,940	2,566,616
Safran SA	17,785	2,778,365
		10,097,026

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2023

	Number of
COMMON STOCKS – 95.7% (Continued)	Shares	Value
Information Technology – 10.2%
ASML Holding NV	1,890	$1,136,118
Atlassian Corp. – Class A (a)	5,847	1,056,202
Nordic Semiconductor ASA (a)	89,407	726,455
Taiwan Semiconductor Manufacturing Co. Ltd.	113,000	1,845,575
		4,764,350
TOTAL COMMON STOCKS
(Cost $45,280,234)		44,841,413

SHORT-TERM INVESTMENTS – 4.8%
MONEY MARKET FUNDS – 4.8%
First American Government
Obligations Fund – Class X, 5.28% (b)	2,268,241	2,268,241
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,268,241)		2,268,241
TOTAL INVESTMENTS
(Cost $47,548,475) – 100.5%		$47,109,654
Liabilities in Excess of Other Assets – (0.5)%		(237,308)
TOTAL NET ASSETS – 100.0%		$46,872,346

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of October 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2023

Assets:
Investments, at value (cost of $47,548,475)	$47,109,654
Receivables:
Securities sold	273,800
Fund shares sold	62,575
Dividends and interest	50,460
Prepaid expenses	20,694
Total assets	47,517,183

Liabilities:
Payables:
Securities purchased	524,479
Fund shares redeemed	27,899
Administration and fund accounting fees	34,908
Advisory fees	7,592
Custody fees	5,887
Reports to shareholders	4,778
Compliance expense	3,067
Transfer agent fees and expenses	16,626
Other accrued expenses	19,601
Total liabilities	644,837

Net assets	$46,872,346

Net assets consist of:
Paid in capital	$59,600,325
Total accumulated loss	(12,727,979)
Net assets	$46,872,346

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$45,631,354
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	4,597,741
Net asset value, offering price and redemption price per share	$9.92

Retail Shares:
Net assets applicable to outstanding Retail Shares	$1,240,992
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	118,709
Net asset value, offering price and redemption price per share	$10.45

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2023

Investment income:
Dividends (net of foreign taxes withheld of $39,707)	$387,017
Interest	61,300
Total investment income	448,317

Expenses:
Investment advisory fees (Note 4)	476,876
Administration and fund accounting fees (Note 4)	135,306
Transfer agent fees and expenses	67,032
Federal and state registration fees	40,528
Custody fees	39,072
Legal fees	30,601
Trustees’ fees and expenses	20,884
Audit fees	18,980
Compliance expense	12,751
Reports to shareholders	3,512
Distribution fees (Note 5)
Distribution fees – Retail Shares	2,465
Other	17,377
Total expenses before reimbursement from advisor	865,384
Expense reimbursement from advisor (Note 4)	(386,043)
Net expenses	479,341
Net investment loss	(31,024)

Realized and unrealized gain (loss) on investments:
Net realized loss on transactions from:
Investments	(7,829,352)
Foreign currency related transactions	(42,681)
Net change in unrealized appreciation/depreciation on:
Investments	14,614,391
Foreign currency related transactions	981
Net realized and unrealized gain on investments	6,743,339
Net increase in net assets resulting from operations	$6,712,315

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Operations:
Net investment loss	$(31,024)	$(149,512)
Net realized loss on investments	(7,872,033)	(4,104,996)
Net change in unrealized appreciation
(depreciation) on investments	14,615,372	(23,496,438)
Net increase (decrease) in net assets
resulting from operations	6,712,315	(27,750,946)

Distributions to Shareholders From:
Accumulated earnings
Retail class shares	—	(7,565)
Institutional shares	—	(678,739)
Total distributions	—	(686,304)

Capital Share Transactions:
Proceeds from shares sold
Retail Shares	845,262	201,718
Institutional Shares	16,200,046	23,045,651
Proceeds from shares issued to
holders in reinvestment of dividends
Retail Shares	—	7,445
Institutional Shares	—	653,292
Cost of shares redeemed
Retail Shares	(220,381)	(65,608)
Institutional Shares	(22,497,993)	(15,312,108)
Net increase (decrease) in net assets
from capital share transactions	(5,673,066)	8,530,390

Total increase (decrease) in net assets	1,039,249	(19,906,860)

Net Assets:
Beginning of year	45,833,097	65,739,957
End of year	$46,872,346	$45,833,097

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Changes in Shares Outstanding:
Shares sold
Retail Shares	74,973	18,435
Institutional Shares	1,500,159	2,132,845
Proceeds from shares issued to holders
in reinvestment of dividends
Retail Shares	—	524
Institutional Shares	—	48,644
Shares redeemed
Retail Shares	(19,250)	(5,477)
Institutional Shares	(2,082,958)	(1,470,326)
Net increase (decrease) in shares outstanding	(527,076)	724,645

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
Net Asset Value –
Beginning of Year	$8.74	$14.54	$11.11	$10.23	$9.15
Income from
Investment Operations:
Net investment
income/(loss)[1]	(0.01)	(0.03)	(0.07)	(0.05)	0.09
Net realized and unrealized
gain (loss) on investments	1.19	(5.62)	3.50	1.48	0.99
Total from
investment operations	1.18	(5.65)	3.43	1.43	1.08

Less Distributions:
Dividends from net
investment income	—	—	—	(0.55)	—
Distributions from
net realized gains	—	(0.15)	—	—	—
Total distributions	—	(0.15)	—	(0.55)	—
Net Asset Value –
End of Year	$9.92	$8.74	$14.54	$11.11	$10.23

Total Return	13.50%	(39.22)%	30.87%	14.68%	11.80%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$45,631	$45,252	$64,979	$17,329	$7,069
Ratio of operating expenses
to average net assets:
Before reimbursements	1.82%	1.74%	1.88%	6.48%	4.57%
After reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment
income/(loss) to
average net assets:
Before reimbursements	(0.88)%	(1.02)%	(1.36)%	(5.94)%	(2.63)%
After reimbursements	(0.06)%	(0.28)%	(0.48)%	(0.46)%	0.94%
Portfolio turnover rate	59%	32%	46%	224%	81%

1    The net investment income/(loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Retail Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
Net Asset Value –
Beginning of Year	$9.22	$15.38	$11.79	$10.20	$9.15
Income from
Investment Operations:
Net investment
income/(loss)[1]	(0.03)	(0.06)	(0.11)	(0.08)	0.07
Net realized and unrealized
gain (loss) on investments	1.26	(5.95)	3.70	1.67	0.98
Total from
investment operations	1.23	(6.01)	3.59	1.59	1.05

Less Distributions:
Dividends from
net investment income	—	—	—	—	—
Distributions from
net realized gains	—	(0.15)	—	—	—
Total distributions	—	(0.15)	—	—	—
Net Asset Value –
End of Year	$10.45	$9.22	$15.38	$11.79	$10.20

Total Return	13.34%	(39.42)%	30.45%	15.59%	11.48%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$1,241	$581	$761	$327	$2,479
Ratio of operating expenses
to average net assets:
Before reimbursements	2.07%	1.99%	2.18%	7.30%	4.88%
After reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before reimbursements	(1.09)%	(1.27)%	(1.68)%	(6.84)%	(2.87)%
After reimbursements	(0.27)%	(0.53)%	(0.75)%	(0.79)%	0.76%
Portfolio turnover rate	59%	32%	46%	224%	81%

[1]	The net investment income/(loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS
at October 31, 2023

NOTE 1 – ORGANIZATION

The Hardman Johnston International Growth Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a non-diversified series of the Trust. The Fund’s Institutional Shares commenced operations on February 14, 2018. The Fund’s Retail Shares commenced operations on September 17, 2018. Each class of shares differs principally in its respective distribution expenses. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Dakota Investments LLC (the “Advisor”) serves as the investment advisor to the Fund. Hardman Johnston Global Advisors LLC (the “Sub-Advisor”) serves as the sub-advisor to the Fund. Redwood Investments, LLC (“Redwood”) served as the International Growth Fund’s sub-advisor from the Fund’s inception to December 31, 2019. Effective January 1, 2020, Hardman Johnston replaced Redwood as the International Growth Fund’s sub-advisor. As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The tax return for the Fund for the current fiscal period is open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Fund does not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Fund did not incur any interest or penalties for the period ended October 31, 2023.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

G.
Foreign Currency: Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S.

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2023, and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its net asset value (“NAV”) because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by an event (a “Significant Event”) occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, or even occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The Fund uses ICE Data Services (“ICE”) as a third-party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies applied by ICE in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Valuation Designee. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from the foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2023:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$2,560,816	$—	$2,560,816
Consumer Discretionary	6,328,856	4,802,672	—	11,131,528
Energy	2,326,742	—	—	2,326,742
Financials	1,229,326	5,108,012	—	6,337,338
Health Care	1,129,189	6,494,424	—	7,623,613
Industrials	—	10,097,026	—	10,097,026
Information Technology	1,056,202	3,708,148	—	4,764,350
Total Common Stocks	12,070,315	32,771,098	—	44,841,413
Short-Term Investments	2,268,241	—	—	2,268,241
Total Investments in Securities	$14,338,556	$32,771,098	$—	$47,109,654

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended October 31, 2023, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2023, the Fund incurred $476,876 in advisory fees. The Advisor has hired Hardman Johnston Global Advisors LLC as a sub-advisor to the Fund. The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred with any merger or reorganization, dividends and interest on short positions, acquired fund fees and extraordinary expenses such as litigation) do not exceed the following amounts of the average daily net assets for each class of shares:

Hardman Johnston International Growth Fund
Institutional Shares	1.00%
Retail Shares	1.25%

For the fiscal year ended October 31, 2023, the Advisor reduced its fees and absorbed Fund expenses in the amount of $386,043 for the Fund. The waivers and reimbursements will remain in effect through February 28, 2025 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

10/31/2024	10/31/2025	10/31/2026	Total
$406,289	$387,648	$386,043	$1,179,980

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant, transfer agent and Chief Compliance Officer to the Fund. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. For the fiscal year ended October 31, 2023, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and compliance fees:

Administration & fund accounting	$135,306
Custody	$ 39,072
Transfer agency	$ 67,032
Compliance	$ 12,751

At October 31, 2023, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency, and compliance fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$34,908
Custody	$ 5,887
Transfer agency	$16,626
Compliance	$ 3,067

Vigilant Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Retail Shares. The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the fiscal year ended October 31, 2023, the Hardman Johnston International Growth Fund incurred distribution expenses on its Retail Shares of $2,465.

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

NOTE 6 – SECURITIES TRANSACTIONS

For the fiscal year ended October 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
International Growth Fund	$27,291,744	$34,366,162

There were no purchases or sales of long-term U.S. Government securities.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$49,141,242
Gross unrealized appreciation	5,052,863
Gross unrealized depreciation	(7,084,451)
Net unrealized appreciation	(2,031,588)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(10,696,391)
Total accumulated earnings/(losses)	$(12,727,979)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of October 31, 2023, the Fund had long-term tax basis loss carryforwards in the amount of $7,744,412 and short-term tax basis loss carryforwards in the amount of $2,950,322. These capital loss carryforward amounts do not have an expiration.

At October 31, 2023, on a tax basis, the fund had no late year loss deferral.

The tax character of distributions paid during the year ended October 31, 2023, and the year ended October 31, 2022, was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income	$—	$—
Long-term capital gains	—	686,304
	$—	$686,304

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

For the fiscal year ended October 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

Total Accumulated	Paid-In
Earnings/(Loss)	Capital
$191,414	$(191,414)

NOTE 8 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Equity Market Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign Securities and Currency Risk: Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Those risks are increased for investments in emerging markets. Securities that are denominated in foreign currencies are subject to further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Income earned on foreign securities may be subject to foreign withholding taxes.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility because of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Emerging and Frontier Markets Risk: Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets. As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.

Large Capitalization Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium and Small Capitalization Risk: Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

NOTE 9 – LINE OF CREDIT

As of October 31, 2023, the Fund had an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. Borrowings under the Line must be secured by Fund assets. The Fund is able to borrow the lesser of the line limit of $5,000,000, 20% of market value, or 33 1/3% of the unencumbered assets held in the collateral account. The Line has a maturity date of May 29, 2024 and is reviewed annually by the Board of Trustees. During the fiscal year ended October 31, 2023, the maximum borrowing was $4,412,000 and

Hardman Johnston International Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at October 31, 2023

average borrowing was $639,594. This borrowing resulted in interest expenses of $4,504 at a weighted average interest rate of 7.46% and is included in the Fund’s Statement of Operations. As of October 31, 2023, the Fund did not have an outstanding loan balance.

NOTE 10 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 11 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Charles Schwab & Co. Inc. held 65% of the outstanding shares of the Fund and National Financial Services, LLC, owned 31% of the shares outstanding. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co. Inc. or National Financial Services, LLC, are also beneficially owned.

NOTE 12 – TAILORED SHAREHOLDER REPORTS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Hardman Johnston International Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Hardman Johnston International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hardman Johnston International Growth Fund, a series of Manager Directed Portfolios (the “Fund”), as of October 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended October 31, 2022, and prior, were audited by other auditors whose report dated December 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 29, 2023

Hardman Johnston International Growth Fund
EXPENSE EXAMPLE
October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from May 1, 2023, to October 31, 2023 for the Institutional and Retail Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hardman Johnston International Growth Fund
EXPENSE EXAMPLE (Continued)
October 31, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/23	10/31/23	5/1/23 – 10/31/23
Actual
Institutional Shares	$1,000.00	$ 901.00	$4.79
Retail Shares	$1,000.00	$ 899.30	$5.98

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.16	$5.09
Retail Shares	$1,000.00	$1,018.90	$6.36

(1)
Expenses are equal to the Institutional and Retail Shares’ annualized expense ratio of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Hardman Johnston International Growth Fund
NOTICE TO SHAREHOLDERS
at October 31, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-833-627-6668 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-833-627-6668. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-833-627-6668.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-627-6668 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hardman Johnston International Growth Fund          0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023, was as follows:

Hardman Johnston International Growth Fund          0.00%

Hardman Johnston International Growth Fund
TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2023, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
	with the Trust		Complex	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the Past
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Chief Investment Officer and	9	None
(Born 1962)	Committee	Senior Portfolio Manager, Mill
	Chairman, since	Street Financial, LLC, since
	April 2015	April 2023; Senior Portfolio
Manager Affinity Investment
Advisors, LLC, (2017 – 2023).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds, since 2019
	Lead Independent	(a provider of independent		(16 portfolios);
	Trustee since	governance and distribution		Trustee, XAI
	May 2017	support for the asset management		Octagon Floating
		industry), since 2013; Managing		Rate & Alternative
		Director, Park Agency, Inc.,		Income Term
		since 2020.		Trust, since 2017;
Trustee, Madison
Covered Call &
Equity Strategy
Fund, since 2021
(1 portfolio).

Hardman Johnston International Growth Fund
TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
	with the Trust		Complex	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the Past
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool
Asset Management, LLC
(2008 – 2018); Manager, Motley
Fool Wealth Management, LLC
(2013 – 2018).

James R. Schoenike	Trustee since	Retired. Distribution Consultant	9	None
(Born 1959)	July 2016(3)	(2018 – 2021); President and
CEO, Board of Managers,
Quasar Distributors, LLC
(2013 – 2018).

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire during the year in which a Trustee reaches the age of 75.
(2)	The Trust currently has nine active portfolios.
(3)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Hardman Johnston International Growth Fund
TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Position(s) Held with
Name and	Trust and Length
Year of Birth	of Time Served(1)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski	President and Principal	Senior Vice President, U.S. Bancorp Fund Services,
(Born 1980)	Executive Officer,	LLC, since 2006.
since August 10, 2021

Ryan Frank	Treasurer, and Principal	Vice President, U.S. Bancorp Fund Services, LLC,
(Born 1985)	Financial Officer, since	since 2008.
August 17, 2022

Colton W. Scarmardo	Assistant Treasurer,	Fund Administrator, U.S. Bancorp Fund Services,
(Born 1997)	since May 11, 2021	LLC, since 2019; Business Administration
Student, 2015 – 2019.

Michael J. Atkinson	Assistant Treasurer,	Assistant Vice President, U.S. Bancorp Fund
(Born 1995)	since August 17, 2023	Services, LLC, since 2022; Officer, U.S. Bancorp
Fund Services, LLC, 2019 – 2022, Fund
Administrator, U.S. Bancorp, LLC, since 2016.

Jill Silver	Chief Compliance	Senior Vice President, U.S. Bancorp Fund Services,
(Born 1976)	Officer and	LLC, Since August 2023; Vice President
	Anti-Money Laundering	U.S. Bancorp Fund Services, LLC, 2022 – 2023;
	Compliance Officer,	Compliance Director, Corebridge Financial, Inc.
	since January 1, 2023	(Previously AIG), 2019 – 2022, Compliance
Manager, Corebridge Financial, Inc., 2018 – 2019.

Amber Kopp	Secretary, since	Assistant Vice President, U.S. Bancorp Fund
(Born 1983)	September 15, 2023	Services, LLC, since 2023; Assistant General
Counsel, Corebridge Financial, Inc. (previously AIG)
2019 – 2020.

(1)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-833-627-6668.

Hardman Johnston International Growth Fund
NOTICE OF PRIVACY POLICY & PRACTICES
(Unaudited)

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

• social security number;

• account balances;

• account transactions;

• transaction history;

• wire transfer instructions; and

• checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-833-627-6668.

(This Page Intentionally Left Blank.)

Investment Advisor
Dakota Investments LLC
925 West Lancaster Avenue, Suite 220
Bryn Mawr, PA 19010

Investment Sub-Advisor
Hardman Johnston Global Advisors LLC
300 Atlantic Street, Suite 601
Stamford, CT 06901

Distributor
Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(833) 627-6668

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee. Gaylord B. Lyman and Scott C. Jones are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$12,900	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,250	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

During the audit of the registrant's financial statements, 100% of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date     1/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date     1/3/2024

By (Signature and Title)*    /s/Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date     1/3/2024

* Print the name and title of each signing officer under his or her signature.